                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 1, 2002


                                RSA Security Inc.
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               (Exact name of registrant as specified in charter)


      Delaware                      000-25120                    04-2916506
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(State or other juris-             (Commission                  (IRS Employer
diction of incorporation)          File Number)              Identification No.)


174 Middlesex Turnpike, Bedford, Massachusetts                     01730
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (781) 515-5000


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS.

     On April 1, 2002, RSA Security Inc. (the "Company") issued a press release reporting its preliminary financial results for the first quarter ended March 31, 2002. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description
-----------    -----------

   99.1        Press release, dated April 1, 2002, announcing the preliminary financial results of RSA Security Inc. for the first quarter ended March 31, 2002.


                                      -2-
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2002                     RSA SECURITY INC.
                                        -----------------
                                        (Registrant)



                                        By: /s/ John F. Kennedy
                                            ------------------------------------
                                            John F. Kennedy
                                            Chief Financial Officer, Senior Vice
                                            President, Finance and Operations,
                                            and Treasurer


                                      -3-
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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

  99.1         Press release, dated April 1, 2002, announcing the preliminary financial results of RSA Security Inc. for the first quarter ended March 31, 2002.